Condensed Consolidated Interim Statements of Financial Position (Parenthetical) - Galaxy Digital Holdings, LP - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Digital intangible asset, fair value	$ 1,671,300	$ 1,997,400	$ 694,900
Due from related parties	28,864	55,279	60,929
Fair value	669,600	745,500	651,400
Due to related parties	270,468	281,531	140,376
Related Party
Due from related parties	4,500	4,200	1,600
Due to related parties	$ 111,000	$ 96,900	$ 66,900